UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)

October 24, 2016

MACKENZIE REALTY CAPITAL INC.

 (Exact name of registrant as specified in its charter)

Maryland	000-55006	45-4355424
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1640 School Street Moraga, California	94556
(Address of principal executive offices)	(Zip Code)

(925) 631-9100
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

On October 24, 2016, MacKenzie Realty Capital, Inc., a Maryland corporation (the "Company"), held its 2016 annual meeting of stockholders (the "Annual Meeting").  Three proposals were on the agenda for the 2016 Annual Meeting: Proposal 1, to elect three directors to hold office until the Company's 2017 Annual Meeting of Stockholders and until their successors are duly elected and qualify; and Proposal 2, to ratify Moss Adams, LLP as the Company's independent registered public accounting firm for the fiscal year ended June 30, 2016; and Proposal 3, to grant the Company authority to sell its common shares for less than net asset value in its public offering, subject to the conditions outlined in the Company's Proxy Statement filed with the Securities and Exchange Commission on September 22, 2016.

With respect to Proposal 1, all nominees standing for election as directors were elected to serve until the 2017 Annual Meeting of Stockholders and until their successors are duly elected and qualify. The voting results for each of the three persons nominated were as follows:

Nominee	Votes For	Votes Withheld
C. E. Patterson	2,576,900	54,448
Thomas Frame	2,583,352	47,996
Timothy Dozois	2,585,467	45,881

No broker non-votes were cast in the election of directors.

With respect to Proposal 2, the stockholders ratified Moss Adams, LLP as the Company's independent registered public accounting firm for the fiscal year ended June 30, 2016:

Votes For	Votes Against	Abstentions
2,532,110	37,397	61,841

With respect to Proposal 3, the stockholders granted the Company permission to sell its common shares for less than net asset value. The voting results for the proposal were as follows the proposal received the affirmative vote of a majority of the Common Shares outstanding on the record date and present at the meeting which were not held by "affiliated persons" of the Company (the "Unaffiliated Common Shares").  At least 67% of the Unaffiliated Common Shares present at the Annual Meeting voted in favor and more than 50% of the outstanding Common Shares were present or represented by proxy.  2,152,620 Common Shares were cast in favor of the proposal, or 81.81% of Common Shares present at the Annual Meeting; 334,075 Common Shares were cast against the proposal, or 12.7% of Common Shares present at the Annual Meeting, and 144,653 Common Shares were abstentions, or 5.50% of Common Shares present at the Annual Meeting.  The proposal received the vote of 2,108,747.9 Unaffiliated Common Shares, or 81.5% of all Unaffiliated Common Shares present at the meeting.  334,075 Unaffiliated Common Shares were voted against the proposal.

No other proposals were submitted to a vote of the Company's stockholders at the 2016 Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACKENZIE REALTY CAPITAL, INC.
(Registrant)

Date: October 26, 2016	By:	/s/ Robert Dixon
Robert Dixon
President